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                             ASCENT PEDIATRICS, INC.
                           1992 EQUITY INCENTIVE PLAN
    Amended and Restated as of February 14, 2001 to include Section 25 hereof
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1.     Purpose.
The purpose of this plan (the "Plan") is to secure for Ascent Pediatrics, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and employee directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as
amended  or  replaced  from  time to time (the "Code").  Those provisions of the
Plan which make express reference to Section 422 shall apply only to the Incentive Stock Options (as that term is defined in the Plan).
2.     Type  of  Options  and  Awards:  Administration.
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     (a)     Types  of Options and Awards.  Options granted pursuant to the Plan
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may  be  either  incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant  to  the  Plan  shall  meet the requirements of Section 13 of the Plan.
(b)     Administration.  The Plan will be administered by the Board of Directors
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of  the  Company,  whose  construction  and  interpretation  of  the  terms  and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock, $.00004 par value ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations,
(i) delegate any or all of its powers under the Plan to a committee or subcommittee (the "Committee") appointed by the Board of Directors, and (ii) delegate to one or more executive officers of the Company the power to grant options and made awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to options and awards and the maximum number of shares for any one Participant to be made by such executive officers. All references in the Plan to the "Board" shall mean a Committee or the Board or an executive officer to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.
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(c)     Applicability  of  Rule  16b-3.  Those  provisions of the Plan which may
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express reference to Rule 16b-3 promulgated under the Securities Exchange Act of
1934 (the "Exchange Act") or any successor rule ("Rule 16b-3") shall apply only to such persons as are required to file reports under Section 16(a) of the
Exchange  Act  (a  "Reporting  Person").
3.     Eligibility.  Options  and  awards  may be granted or made to persons who
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are, at the time of grant, employees, officers or directors (so long as such key directors are also employees) of, or consultants or advisors to, the Company; provided that the class of persons to whom Incentive Stock Options may be
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granted shall be limited to all employees of the Company.  A person who has been
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granted  an  option or award may, if he or she is otherwise eligible, be granted additional  options  or  awards  if  the  Board of Directors shall so determine.
4.     Stock  Subject  to  Plan.
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     (a)     Subject  to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,350,000 shares. If an option or award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option or award shall again be available for subsequent option grants or awards under the Plan. If shares issued upon exercise of an option or award under the Plan are tendered to the Company in payment of the exercise price of an option or award granted under the Plan, such tendered shares shall again be available for subsequent option grants or awards under the Plan; provided, that in no event shall the total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence.
(b)     Per-Participant  Limit.  Subject  to  adjustment  under  Section 16, for
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options  or  awards  granted  after  the  Common  Stock  is registered under the
Exchange Act, the maximum number of shares with respect to which options or awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. The Per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.
5.     Forms  of  Option  Agreements.
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As  a  condition  to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.
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6.     Purchase  Price  Upon  Exercise  of  Options.
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     (a)     General.  The  purchase  price  per share of stock deliverable upon
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the  exercise of an option shall be determined by the Board of Directors (but in no  event  shall be less than the par value thereof), provided, however, that in
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the case of an Incentive Stock Option, the exercise price shall not be less than
100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).
(b)     Payment  of  Purchase Price.  Options granted under the Plan may provide
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for  the  payment  of  the  exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreements, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.
7.     Option  Period.
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Each  option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.
8.     Exercise  of  Options.
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Each  option  granted  under  the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.
9.     Nontransferability  of  Options.
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Except  as  the  Board  of  Directors  may  otherwise determine or provide in an option, options shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options may be transferred pursuant to the qualified domestic relations order (as defined in Rule 16b-3).
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10.     Effect  of  Termination  of  Employment  or  Other  Relationship.
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Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.
11.     Incentive  Stock  Options.
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Options  granted under the Plan which are intended to be Incentive Stock Options shall  be  subject  to  the  following  additional  terms  and  conditions:
     (a)     Express Designation.  All Incentive Stock Options granted under the
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Plan  shall,  at  the  time  of grant, be specifically designated as such in the option  agreement  covering  such  Incentive  Stock  Options.
(b)     10%  Shareholder.  If  any employee to whom an Incentive Stock Option is
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to  be  granted  under the Plan is, at the time of the grant of such option, the owner of stock possessing more that 10 % of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:
     (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and
     (ii) The option exercise period shall not exceed five years from the date of grant.
     (c)     Dollar  Limitation.  For  so  long  as  the  Code shall so provide,
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options  granted  to  any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.
(d)     Termination  of  Employment  Death  or  Disability.  No  Incentive Stock
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Option  may  be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:
     (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement),  provided,  that  the  agreement  with  respect  to  such option may
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designate  a longer exercise period and that the exercise after such three-month period  shall  be  treated  as  the exercise of a non-statutory option under the
Plan;
(ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and
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(iii)     if  the  optionee  becomes  disabled  (within  the  meaning of Section
22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).
For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section
1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.
12.     Additional  Provisions.
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     (a)     Additional  Option  Provisions.  The Board of Directors may, in its
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sole  discretion,  include additional provisions in any option granted under the
Plan, including without limitation restrictions on transfer (including rights of first refusal in favor of the Company), repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional
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provisions  shall  not  be  inconsistent with any other term or condition of the
Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.
(b)     Acceleration,  Extension,  etc.  The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular option or options granted under the Plan may be exercised; provided however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.
13.     Awards.
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A restricted stock award ("award") shall consist of the sale and issuance by the
Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.
     (a)     Execution  of  Restricted Stock Award Agreement.  As a condition to
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an  award  under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.
(b)     Price.  The Board of Directors shall determine the price at which shares
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of  Common  Stock  shall  be  sold to recipients of awards under the Plan (which shall not be less than the par value thereof). The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase  price  below  the  then  fair  market value of the Common Stock.  If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient.
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(c)     Number  of  Shares.  The  award  shall  specify  the number of shares of
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Common  Stock  granted  thereunder.
(d)     Restrictions  on  Transfer.  In addition to such other terms, conditions
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and  restrictions upon awards as shall be imposed by the Board of Directors, all shares  issued  pursuant  to  an  award  shall  be  subject  to  the  following restrictions:
     (1)     All  shares  of  Common  Stock  subject  to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period".
(2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the rights and option for a period of sixty days following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last sixty days of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's sixty-day option period.
(3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions (including rights of first refusal in favor of the Company) on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.
     (e)     Additional  Shares.  Any Shares received by a recipient of an award
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as  a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.
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(f)     Transfers  in  Breach  of  Award.  If  any  transfer of shares purchased
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pursuant  to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company, from the owner thereof or his or her transferee at any time before or after the transfer, that number of shares of Common Stock as to which the restrictions on transfer and forfeiture provisions have not then lapsed at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.
(g)     Additional  Award  Provisions.  The  Board of Directors may, in its sole
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discretion,  include  additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.
14.     General  Restrictions.
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     (a)     Investment  Representations.  The Company may require any person to
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whom  an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.
(b)     Compliance With Securities Laws.  Each option and award shall be subject
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to  the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition, shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.
15.     Rights  as  a  Shareholder.
        --------------------------
The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
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16.     Adjustment  Provisions  for  Recapitalizations and Related Transactions.
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     (a)     General.  If,  through or as a result of any merger, consolidation,
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sale  of  all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.
(b)     Board Authority to Make Adjustments.  Any adjustments under this Section
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16  will  be  made  by  the  Board  of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.
17.     Merger  Consolidation  Asset  Sale,  Liquidation  etc.
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     (a)     General.  In  the event of a consolidation or merger or sale of all
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or substantially all of the assets of the Company in which outstanding shares of
Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive
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Stock  Options  shall  meet the requirements of Section 424(a) of the Code, (ii)
upon written notice to the optionees, provided that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provided that all or any outstanding options shall become exercisable in full and all restrictions on outstanding awards shall terminate immediately prior to such event.
(b)     Substitute  Options.  The  Company  may  grant options under the Plan in
        -------------------
substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.
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18.     No  Special  Employment  Rights.
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Nothing  contained  in  the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient or optionee.
19.     Other  Employee  Benefits.
        -------------------------
Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.
20.     Amendment  of  the  Plan.
        ------------------------
     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.
(b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. Subject to the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or restricted stock award agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under section 422 of the Code.
21.     Withholding.
        -----------
     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be
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determined  by  the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(b)     If  the  recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.
22.     Cancellation  and  New  Grant  of  Options  etc.
        -----------------------------------------------
The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option to exercise the price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.
23.     Effective  Date  and  Duration  of  the  Plan.
        ---------------------------------------------
     (a)     Effective  Date.  The  Plan  shall become effective when adopted by
             ---------------
the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and  before  the  date  fixed  for  termination  of  the  Plan.
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(b)     Termination.  Unless  sooner  terminated  in accordance with Section 17,
        -----------
the  Plan  shall  terminate,  with  respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions  of  the  instruments  evidencing  such  options.
24.     Provision  for  Foreign  Participants.
        -------------------------------------
The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
25.      Change  in  Control  of  Company.
         --------------------------------
     (a) Notwithstanding anything in the Plan to the contrary, effective upon the consummation of a Change in Control of the Company, the exercisability of all options then outstanding under the Plan shall be accelerated in full so that such options shall become immediately exercisable to purchase all of the Depositary Shares covered by such options and all restrictions and conditions on awards outstanding under the Plan shall automatically be deemed terminated or satisfied.
(b)     For  purposes  of  the  Plan,  a  "Change  in  Control"  shall  mean:
     (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding Depositary Shares of the Company (the "Outstanding Depositary Shares") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following
                                           --------  -------
acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Depositary Shares or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company),
(B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
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
(2) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on December 13, 2000 or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall
                                             --------  -------
be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(3) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Depositary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity), respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Depositary Shares and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding Depositary Shares of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(4) the approval by the stockholders of the Company of a complete plan of liquidation.

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Adopted  by  the  Board  of  Directors  on
September  30,  1992
Approved  by  the  Stockholders  on
February  26,  1993
Amendment  adopted  by  the  Board  of
Directors  on  March  7,  1997
Amendment  approved  by  the  Stockholders
on  April  17,  1997
Amended  and  Restated  by  the  Board  of
Directors  on  February  14,  2001